UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 22, 2017

Waters Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

01-14010	13-3668640
(Commission File Number)	(IRS Employer Identification No.)

34 Maple Street, Milford, Massachusetts	01757
(Address of Principal Executive Offices)	(Zip Code)

(508) 478-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)	On June 22, 2017, the board of directors (the “Board”) of Waters Corporation (the “Company”) elected Dr. Flemming Ornskov, Chief Executive Officer of Shire plc, as a director of the Company. Dr. Ornskov has not yet been named to a committee of the Board.

Since April 2013, Dr. Ornskov has served as the Chief Executive Officer, Chairman of the Executive Committee, and a member of the Board of Directors of Shire plc. From 2010 to 2012, Dr. Ornskov was Chief Marketing Officer and Global Head, Strategic Marketing for General and Specialty Medicine at Bayer AG. Dr. Ornskov also held key executive leadership positions at Bausch & Lomb, Inc., Merck & Co., Inc. and Novartis AG. Dr. Ornskov received his Doctor of Medicine (MD) from the University of Copenhagen, his Master of Business Administration (MBA) from INSEAD, and his Master of Public Health (MPH) from Harvard University. Before his business career, Dr. Ornskov trained as an intern and resident in pediatrics at the University Hospital of Copenhagen.

Dr. Ornskov will receive compensation for his service on the Board under the Company’s non-employee director compensation program as follows:

•	An annual retainer of $55,000;

•	An additional $1,500 per meeting for in person attendance at Board meetings; and

•	Annual stock awards with a grant date value of approximately $220,000, 50% to be granted in the form of restricted stock and 50% to be granted in the form of non-qualified stock options.

•	In addition, effective on the date of his election, Dr. Ornskov was granted a stock award with a grant date value of approximately $220,000, 50% to be granted in the form of restricted stock and 50% to be granted in the form of non-qualified stock options. Equity awards granted to non-employee directors have a one-year vesting term.

There have been no transactions between Dr. Ornskov and the Company that would be reportable under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERS CORPORATION

Dated: June 22, 2017	By:	/s/ Sherry L. Buck
	Name: Title:	Sherry L. Buck Senior Vice President and Chief Financial Officer